Exhibit 99.1

Corporate Presentation January 2015

Forward-Looking Statements This presentation includes statements that are, or may be deemed, ‘‘forward-looking statements.’’ In some cases, these forward-looking statements can be identified by the use of forward-looking terminology, including the terms “believes,” “estimates,” “anticipates,” “expects,” “plans,” “intends,” “may,” “could,” “might,” “will,” “should,” “approximately” or, in each case, their negative or other variations thereon or comparable terminology, although not all forward-looking statements contain these words. They appear in a number of places throughout this presentation and include statements regarding our intentions, beliefs, projections, outlook, analyses or current expectations concerning, among other things, our ongoing and planned discovery and development of drugs targeting kidney diseases, the strength and breadth of our intellectual property, our ongoing and planned preclinical studies and clinical trials, the timing of and our ability to make regulatory filings and obtain and maintain regulatory approvals for our product candidates, the degree of clinical utility of our products, particularly in specific patient populations, expectations regarding clinical trial data, our results of operations, financial condition, liquidity, prospects, growth and strategies, the length of time that we will be able to continue to fund our operating expenses and capital expenditures, our expected financing needs and sources of financing, the industry in which we operate and the trends that may affect the industry or us. By their nature, forward-looking statements involve risks and uncertainties because they relate to events, competitive dynamics, and healthcare, regulatory and scientific developments and depend on the economic circumstances that may or may not occur in the future or may occur on longer or shorter timelines than anticipated. Although we believe that we have a reasonable basis for each forward-looking statement contained in this presentation, we caution you that forward-looking statements are not guarantees of future performance and that our actual results of operations, financial condition and liquidity, and the development of the industry in which we operate may differ materially from the forward-looking statements contained in this presentation as a result of, among other factors, the factors referenced in the “Risk Factors” section of our Annual Report on Form 10-K for the year ended December 31, 2013 filed with the Securities and Exchange Commission during March 2014. In addition, even if our results of operations, financial condition and liquidity, and the development of the industry in which we operate are consistent with the forward-looking statements contained in this presentation, they may not be predictive of results or developments in future periods. Any forward-looking statements that we make in this presentation speak only as of the date of such statement, and we undertake no obligation to update such statements to reflect events or circumstances after the date of this presentation, except as required by law. You should read carefully our Forward-Looking Statements and the factors described in the “Risk Factors” sections of our Annual Report on Form 10-K for the year ended December 31, 2013 to better understand the risks and uncertainties inherent in our business. 2

Corporate Overview Late-stage company developing therapies that target the underlying cause of kidney disease Oral Pyridorin (Phase 3) – to slow progression of diabetic nephropathy (DN) - chronic I.V. Pyridorin (Preclinical) – to treat acute kidney injury (AKI) – acute Oral Pyridorin for DN is in Phase 3 development. Patient population being studied is the same used in a completed 2B study which demonstrated a 57% treatment effect. FDA Fast Track Designation Proof of concept established in two large Phase 2a studies Preferred patient population identified in large Phase 2b study (307 patients) Benign safety profile First patient enrolled in trial June 2014 with 600 expected in second half of 2015 New fully approvable endpoint (time to a 50% SCr increase or ESRD). It reduces trial follow-up time & cost by ~50% compared to other DN Phase 3 programs SPA (Special Protocol Assessment) with FDA that encompasses the above 3

The NephroGenex Team Member Affiliation, Position Pierre Legault, CEO Sanofi-Aventis, President Worldwide Dermatology Eckerd, President Rite Aid, CAO OSI Pharmaceuticals, CFO Prosidion Ltd, CEO Board Member, NPS, Regado Biosciences, Cyclacel, Forest Labs J. Wesley Fox, Ph.D., President & CSO BioStratum, Co-Founder & CSO EnzyMed, Co-Founder and President Abbott Laboratories, Scientist Mark Klausner, M.D., CMO CorMedix, CMO Johnson & Johnson, VP Harvard Medical School, M.D., Clinical Fellow John Hamill, CFO Savient Pharmaceuticals, CFO PharmaNet, CFO Experienced management team focused on clinical success Management Team Board of Directors Member Affiliation, Position Richard Markham, Chairman Care Capital, Partner Aventis, COO & Vice Chairman Aventis Pharma, CEO Chairman, Compensation Committee, Nominating & Governance Committee Pierre Legault Director Jim Mitchum Heart to Heart International, CEO Chairman, Audit Committee Member, Compensation Committee Robert Seltzer Care Capital, Partner Chairman, Nominating & Governance Committee Eugen Steiner, M.D. BioStratum, Director HealthCap, Partner Member, Audit & Compensation Committees Marco Taglietti, M.D. Forest Research Institute, President & CMO Forest Labs, EVP of R&D Stiefel, SVP Global R&D Member, Audit & Compensation Committees 4

Cash As of September 30, 2014 approximately $26.6 million in cash, cash equivalents and investments $12 million term loan facility with East West Bank ($7M in November 2014 & $5M in 2015 after certain conditions are met) maturing in October 2018 Sufficient cash balance to finance operations into 2016 NASDAQ: NRX (as of Jan. 2, 2015) Capital Structure ~ 10.3 M shares (8.9 M common, 1.3 M Options and 0.1 M warrants) Average volume (3 months) – 421,889 Closing stock price - $10.68 (market cap of $94.6 million) Principal Investors Care Capital: 4.24 million shares (47.9%) Rho Ventures: 1.24 million shares (14.4%) BioStratum: 0.54 million shares (6.1%) Visium: 0.48 million shares (5.4%) > 390 other investors Financial Overview 5

The NephroGenex Pipeline 6 Clinical Program / Indication Preclinical Phase 1 Phase 2 Phase 3 Worldwide Commercial Rights ORAL PYRIDORIN ® Diabetic Nephropathy I.V. PYRIDORIN ® Acute Kidney Injury Chronic oral bid 300 mg tablet targets pathogenic oxidative chemistries 2015 I.V. formulation for hospital patients targets pathogenic oxidative chemistries in AKI Clinical Program

Pathophysiology of Diabetic Nephropathy (DN)

DN is one of the most common forms of chronic kidney disease and characterized by albuminuria (albumin present in the urine), hypertension, and progressive renal insufficiency, which can lead to end stage renal disease (ESRD).

- Diabetic patients experience elevated levels of pathogenic oxidative chemistries that promote the development and progression of DN*
- Hyperglycemia increases pathogenic oxidative chemistries*
- Pathogenic oxidative chemistries lead to the formation and accumulation of advanced glycation end products (AGEs) which damage the kidney and promote DN.

Pyridorin™



NH_2
CH_2
HO
CH_2
OH
N
CH_3

An innovative small molecule investigational drug made of pyridoxamine – dihydrochloride

- Pyridorin targets pathogenic oxidative chemistries and AGE formation
- Pyridorin is an inhibitor and scavenger of these toxic carbonyls and AGEs (AGEs are recognized causative and promoting factors in DN)
- DN is the leading cause of dialysis and chronic kidney failure

Pyridorin is an advanced Phase 3 drug candidate targeting an underlying cause of DN

*Contrib Nephrol (2011) Vol 170, p66; Kidney International (2000) Vol 58, Supp 77, pS26

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Pyridorin Mechanism of Action



INHIBITORY EFFECT
Pyridorin inhibits the conversion of the Amadori intermediate to an AGE by interfering with the redox metal ions which catalyze this reaction.
PYRIDORIN
AGEs do not form and protein does not bind to receptors on the cells that comprise the glomerulus and therefore **no pathology is induced.**
Protein
Schiff Base
Amadori Intermediate
Glucose
Toxic Carbonyls
Redox Metal Ions
Podocyte
Capillaries
Glomerulus
PYRIDORIN
SCAVENGER EFFECT
Pyridorin reacts with and inactivates toxic carbonyls (e.g. MGO, 3-DG) and ROS thus preventing them from forming AGEs.
Benign Adducts
AGE
AGEs bind to receptors on the cells that comprise the glomerulus **inducing pathological changes** which adversely affect their filtration function.

Note: Advanced glycation end-products (AGEs) damage protein structure and function which can lead to microvascular injury.

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Promising early results for Intravenous Pyridorin Pyridorin targets specific pathogenic oxidative chemistries that emerge in diabetes These pathogenic oxidative chemistries also emerge in hospital acquired acute kidney injury caused by: Ischemia reperfusion injury Contrast dye induced nephropathy These interventions are thought to induce kidney injury by inducing pathogenic oxidative stress in renal tissues. Commercial Opportunity Hospitalized patients at risk for AKI Patients with pre-existing CKD prior to contrast dye or surgical procedure Large unmet medical need as ~7%* of all inpatients acquire AKI * Kidney Int. Jul 2012; 82(1) 45-52, J. Chen, JK Chen, and Raymond Harris (Vanderbilt) ** Objectives: Kidney injury evaluation: function, injury level, & post-injury fibrosis I.V. Pyridorin (anticipate filing for IND in mid-2015) Ischemia-Reperfusion Model in Mice** 14 Days after IR n=10 Kim 1 DAY 28 after I/R-AKI 9 0.3 0.4 0.5 0.6 0.7 0.8 0.9 1 1.1 Creatinine mg/dL Vehicle PYR 0 1 7 9 0 100 200 300 400 500 Kim1/GAPDH mRNA Uninjured Vehicle IR-AKI PYR IR-AKI n=9 n=10 n=10

Ischemia-Reperfusion (I/R-AKI) Tubules (proximal or distal ) Tubular epithelium (damaged) Capillaries where blood is circulating Interstitial between capillaries and tubules where usually interstitial fibrosis is formed Tubular epithelium (normal) Endothelial cells Different type of blood cells 10

Oral Pyridorin – Significant Market Potential DN patients progress from high risk, to early stage (microalbuminuria), to overt nephropathy (macroalbuminuria), to end stage renal disease (ESRD) and dialysis 19 M diagnosed diabetics in the US, of which 33% (6.3 M) exhibit kidney disease 2.8 M macroalbuminuria (overt nephropathy) 3.5 M microalbuminuria and 3.6 M additional patients are at high risk of progressing to DN Diabetic nephropathy is a significant healthcare financial burden DN patients progressing toward dialysis with an estimated cost of ~$65,000 per patient / per year Current approved therapies are marginally effective Only ACEIs and ARBs are approved for DN, which do not treat the underlying cause of the disease A significant unmet medical need remains for treatments that can slow or halt DN Current treatments do not address underlying causes of DN, and patients progressively deteriorate Potential for significant worldwide revenues Could potentially treat 10 M patients in the U.S. 11

NephroGenex 6 Month Phase 2a PYR-205/207

Patient Population	Number of Subjects PYR, Placebo	Baseline SCr		SCr Change from Baseline		Treatment Effect*	P value
		PYR	Placebo	PYR	Placebo		
All Patients	57, 27	1.75 ± 0.64	1.96 ± 0.86	0.11 ± 0.26	0.34 ± 0.92	68%	0.0322

Note: Virtually all patients on standard of care at screening – ACEI/ARB therapy and blood pressure control
*Treatment effect defined as reduction in Year-1 SCr increase compared to placebo. Year-1 SCr increase is a measure of disease progression.

Pyridorin at a 250 mg bid dose is well tolerated and slows the rate of SCr increase in moderate to advanced disease patients

Two multi-center, randomized, double-blind, placebo-controlled trials

- Number of centers: 20 (U.S., Belgium, United Kingdom, Canada, South Africa)
- Dose: 50mg BID x 2 weeks; 100mg BID x 2 weeks; 250mg BID x 20 weeks
- Study objectives: assess safety, tolerability and biological activity. All analyses done on combined studies

Diabetic patients with DN due to type 1 or type 2 diabetes

- N=84 (57 treated, 27 placebo)
- Patients had macroalbuminuria and a bSCr $\leq$ 3.5 mg/dL

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NephroGenex 12 Month Phase 2b PYR-210

Established SOC patients approved by FDA for Phase 3

Patient Population	Dose	Number of Subjects	Baseline SCr		SCr Change from Baseline		Treatment Effect*	P value
		PYR, Placebo	PYR	Placebo	PYR	Placebo		
RENAAL[2] patients (bSCr < 3.0) on SOC @ screening *(FDA approved patient population)*	150 mg	60, 63	2.03 ± 0.40	2.04 ± 0.40	0.23 ± 0.45	0.42 ± 0.70	45%	0.041
	300 mg[3]	64, 63	2.01 ± 0.49	2.04 ± 0.40	0.18 ± 0.34	0.42 ± 0.70	57%	0.009

[2] RENAAL: Patients had baseline SCr between 1.3 and 3.0 mg/dL; FDA accepted population for Phase 3 trials in DN

[3] 300 mg is the go forward dose for phase 3 program

*Treatment effect defined as reduction in Year-1 SCr increase compared to placebo. Year-1 SCr increase is a measure of disease progression.

Patients on established (or stable) standard of care (SOC) at screening exhibit a highly significant dose-dependent treatment effect in the FDA approvable RENAAL patient population

Patients not on SOC at screening exhibited higher initial blood pressures, more frequent medication changes, and drops in blood pressure during treatment, confounding SCr measurements (overall study did not meet end point)

Multi-center, randomized, double-blind, placebo-controlled

- Number of centers: 61 (U.S., Australia, Israel)
- Doses:150mg BID x 12 months; 300mg BID x 12 months
- Endpoint: year-one SCr change

Two doses were utilized to establish a dose-dependent treatment effect

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NephroGenex Phase 2 Safety Trials Pyridorin was well tolerated, had a benign safety profile, and slowed the rate of SCr increase in patients on stable SOC at screening No maximum dose tolerability found in animals & healthy humans There were no differences between groups in SAEs, mortality or ESRD There were no differences between groups for laboratory parameters (hematology, chemistry, HbA1c) There was no effect of Pyridorin on the QTc interval There were no meaningful differences between groups in AEs There were increases in diarrhea and constipation with the higher Pyridorin 300 mg bid dose Diarrhea: Placebo = 6%, 150 mg = 3%, 300 mg = 11% Constipation: Placebo = 4%, 150 mg = 4%, 300 mg = 10% Pyridorin has a benign safety profile with the possible exception of a small increase in diarrhea and constipation with the higher dose of 300 mg bid 14

PIONEER Pyridorin Phase 3 Trials Protocol Objective: Evaluate safety and efficacy of Pyridorin at a 300 mg twice daily dose compared to placebo to reduce the rate of renal disease progression due to type 2 diabetes mellitus Patient Population Baseline SCr from 1.3 and less than 3.0 mg/dL (eGFR > 20 ml/min) with a PCR of at least 1,200 mg/g; patients on established, stable regimen of SOC for 6 months Appropriate and stable dose of ACEi/ARB and BP medications Overall Trial Design Two identical, double-blind Phase 3 studies of 600 patients each, dose at 300 mg bid ~125 centers world-wide (approximately: 55% U.S. and 45% rest of world) Duration estimated at approximately 3.5 years Powering Data analysis to occur following 247 events (an “event” occurs when patient reaches a 50% increase in SCr or ESRD) 90% powering to detect a 28% treatment effect (57% treatment effect observed in Phase 2b study in relevant patient population) Endpoint: Time to a 50% SCr increase or ESRD Interim analysis: After all 600 patients have received study drug for at least 6 months, there will be an event-based endpoint analysis Financial resources: Sufficient resources with loan proceeds into 2016 15

PIONEER Trial Interim Analysis Interim analysis expected first half of 2016 The Company expects to conduct an interim analysis after all 600 patients have received at least 6 months of study drug The DSMB will be reviewing for safety The interim analysis will be event-based and conducted by an independent third party biostatistician (estimated to be conducted after we have 70 to 90 events) One of the following three outcomes will be delivered to NephroGenex: The study is on track to reach the primary endpoint The study will need more additional events than originally planned to reach the primary endpoint The study is unlikely to reach the primary endpoint and results should be examined to generate new hypotheses for investigation 16

PYRIDORIN Timeline

2014				2015				2016			
Q1	Q2	Q3	Q4	Q1	Q2	Q3	Q4	Q1	Q2	Q3	Q4

Secured CRO (Collaborative Study Group & Medpace)

Enrolled first patient in PIONEER (PYR-311) pivotal Phase 3 trial (June 2014)

Publication on new end point (Nov 2014)

Posters presentations at American Society of Nephrology (Nov 2014)

Successful completion of TQT cardiac safety study (Dec 2014)

Anticipate EMA acceptance of new SCr increase end point (Q1 2015)

Expect completion IV PYR AKI preclinical results

Anticipate IND filing for IV PYR AKI

Anticipate initiation of IV PYR AKI Phase 1/2 studies

Expect completion of PIONEER Ph 3 recruitment in second half 2015

Expect PIONEER interim analysis in first half 2016

Partnership/Collaboration/Financing

NephroGenex 17

Exclusivity Patents and New Chemical Entity (NCE) No composition of matter claim since this molecule already exists in the human body in microscopic quantities U.S. Method of use (including patient population and dosage) patent December 2028 (with anticipated patent term extension) Method of manufacture patent February 2025 NCE - 5 year exclusivity Europe In most EU countries method of use (including patient population and dosage) patent June 2029 (with anticipated 5 year patent term extension) NCE - 10 year exclusivity Canada Method of use (including patient population and dosage) patent June 2024 NCE - 8 year exclusivity Japan NCE – up to 8 year exclusivity No future royalties, one minimal $200K milestone at approval 18

Corporate Summary Experienced management team focused on clinical success Diabetic nephropathy represents a large and growing unmet need Oral Pyridorin Pivotal Phase 3 program in DN initiated Demonstrated benign safety profile in Phase 1 and Phase 2 a & b studies Phase 3 program is studying the patient population determined in the Phase 2b trial, where a 57% treatment effect (a reduction in disease progression) was observed First patient in Phase 3 trial in June 2014, interim analysis expected in first half of 2016 Oral Pyridorin could potentially treat as many as 10M patients, more than half of the diabetic population in the U.S. No FDA approved alternative treatments for DN Pyridorin could significantly decrease the rate of progression of diabetic nephropathy, the onset of ESRD and improve patient quality of life FDA Fast Track, SPA agreement with endpoint and patient population that reduces the time, cost and risk of Phase 3 development 19

Appendix

PIONEER Pyridorin Phase 3 Trials Protocol Primary end points: Evaluate Pyridorin 300 mg twice daily (BID) efficacy compared to placebo in reducing the rate of progression of renal disease due to type 2 diabetes mellitus. With time to the composite endpoint consisting of the earliest event amongst: A Serum Creatinine (SCr) increase of >50% from baseline or; End Stage Renal Disease (ESRD) ESRD is defined as the initiation of permanent dialysis, receiving a kidney transplant, or a SCr value > 6.0 mg/dL (528 mol/L) with a second SCr confirmation value > 6.0 mg/dL (528 mol/L) obtained 4 – 6 weeks later. Key secondary objectives of the study (Pyridorin 300 mg BID to placebo): Time to the composite endpoint event of a SCr increase of >100% from baseline or ESRD Safety of Pyridorin compared to placebo, as assessed by adverse events, 12-lead electrocardiograms (ECGs), vital signs, physical examination, clinical chemistries, glycosylated hemoglobin (HbA1c), and hematology Additional secondary objectives of the study (Pyridorin 300 mg BID to placebo) at year 1 and 2: 21 Change in SCr from baseline Change in serum cystatin-C from baseline Change in urine protein/creatinine ratio (PCR) from baseline Change in urinary transforming growth factor-beta (TGF-) excretion from baseline

Definition Serum Creatinine (SCr) – the level of creatinine, a by-product of muscle metabolism, circulating in the blood Estimated Glomerular Filtration Rate (eGFR) – an estimate of the rate that the glomerulus filters blood based on circulating SCr levels corrected for age, sex, and race Comparison For the average patient recruited to PYR-311: When SCr, Then eGFR Serum Creatinine and eGFR 1.3 mg/dL 56 ml/min 1.73 m2 = 3.0 mg/dL 21 ml/min 1.73 m2 = Comparative Change 1 Estimated GFR calculated using MDRD equation SCr Increase eGFR1 Decline 100% 56% 54% 40% 50% 38% 35% 30% 22

Pyridorin Safety Profile: PYR-210 Most Reported Adverse Events Most Reported Serious Adverse Events Pyridorin has a benign safety profile with the possible exception of a small increase in diarrhea and constipation with the higher dose of 300 mg bid No meaningful differences between groups in AEs No differences between groups in SAEs No differences between groups in mortality or ESRD No differences between groups for laboratory parameters (hematology, chemistry, HbA1c) No effect of Pyridorin on the QTc interval Safety Conclusions 23

Pyridorin Phase 2a Program PYR-206 Multi-center, randomized, double-blind, placebo-controlled trial Number of centers: 46 Location of centers: U.S. Dose: 50mg BID x 24 weeks Study objectives: assess safety, tolerability and biological activity Diabetic patients with DN due to type 1 or type 2 diabetes N = 128 (65 treated, 63 placebo) Patients had macroalbuminuria and a baseline SCr (bSCr) < 2.0 mg/dL A dose of 50 mg bid was examined in mild to moderate disease patients Pyridorin was well tolerated and slowed the rate of SCr increase 24

Clinical Results PYR-206 Mild to Moderate Diabetic Nephropathy – Dose 50 mg BID Pyridorin at a 50 mg bid dose is well tolerated and slows the rate of SCr increase in mild to moderate disease patients Note: Virtually all patients on standard of care at screening – ACEI/ARB therapy and blood pressure control 25 Patient Population Number of Subjects PYR, Placebo Baseline SCr PYR Placebo SCr Change from Baseline PYR Placebo Treatment Effect P value All Patients 65, 63 1.27  0.34 1.33  0.38 0.12  0.40 0.16  0.28 27% 0.2426 Type 2 Diabetes 40, 40 1.28  0.34 1.30  0.36 0.08  0.29 0.17  0.30 53% 0.0573 Baseline SCr > 1.3 mg/dL 34, 30 1.54  0.21 1.65  0.28 0.13  0.53 0.26  0.33 50% 0.0691 Type 2 Diabetes, Baseline SCr > 1.3 mg/dL 22, 19 1.53  0.20 1.59  0.73 0.06  0.37 0.29  0.35 79% 0.0074

Clinical Results PYR-205/207 Moderate to Advanced Diabetic Nephropathy – Dose 250 mg bid Pyridorin at a 250 mg bid dose is well tolerated and slows the rate of SCr increase in mild to moderate disease patients Note: Virtually all patients on standard of care at screening – ACEI/ARB therapy and blood pressure control 26 Patient Population Number of Subjects PYR, Placebo Baseline SCr PYR Placebo SCr Change from Baseline PYR Placebo Treatment Effect P value All Patients 57, 27 1.75  0.64 1.96  0.86 0.11  0.26 0.34  0.92 68% 0.0322 Type 2 Diabetes 45, 22 1.74  0.67 1.94  0.92 0.12  0.27 0.38  1.02 68% 0.0498 Baseline SCr > 1.3 mg/dL 42, 19 2.00  0.55 2.37  0.67 0.12  0.30 0.47  1.09 74% 0.0454 Type 2 Diabetes, Baseline SCr > 1.3 mg/dL 33, 15 2.00  0.58 2.40  0.73 0.14  0.31 0.55  1.22 75% 0.058

Clinical Results

PYR-210

Type 2 Diabetic Nephropathy Patients With and Without SOC [1]at screening – 300 & 150 mg bid

Patient Population	Dose	Number of Subjects PYR, Placebo	Baseline SCr PYR	Baseline SCr Placebo	SCr Change from Baseline PYR	SCr Change from Baseline Placebo	Treatment Effect	P value
Patients NOT on SOC at screening[3] *(Pre-specified analysis)*	300 mg	36, 34	2.32 ± 0.50	2.34 ± 0.67	0.62 ± 0.75	0.31 ± 0.68	n/a	n/a
	150 mg	30, 34	2.33 ± 0.56	2.34 ± 0.67	0.73 ± 0.90	0.31 ± 0.68	n/a	n/a
RENAAL[2] patients ($bSCr < 3.0$) on SOC @ screening *(FDA approved patient population)*	150 mg	60, 63	2.03 ± 0.40	2.04 ± 0.40	0.23 ± 0.45	0.42 ± 0.70	45%	0.041
	300 mg	64, 63	2.01 ± 0.49	2.04 ± 0.40	0.18 ± 0.34	0.42 ± 0.70	57%	0.009

[1] SOC: ACEI/ARB therapy and blood pressure control. Patients not on SOC at screening entered an 8 week run-in period

[2] RENAAL: Patients had baseline SCr between 1.3 and 3.0 mg/dL; FDA accepted population for Phase 3 trials in DN

[3] Pre-specified analyses to evaluate patients not on SOC at screening and requiring a run-in period versus patients on established SOC at screening

Patients on SOC at screening exhibit a highly significant dose-dependent treatment effect in the FDA approvable RENAAL patient population

Patients not on SOC at screening exhibit higher blood pressures and more frequent medication changes that can confound SCr values

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27

NephroGenex Competitive Environment

Company	Agent	Phase	Program Status
NephroGenex	Inhibitor of pathogenic oxidative chemistries and AGE formation	3	Active
AbbVie	Endothelin receptor antagonist	3	Active
Janssen	INVOKANA SGLT2 Inhibitor	3	Active
Pfizer	Chemokine CCR2/5 Receptor Antagonist Phosphodiesterase type 5 inhibitor	2 2	Active Active
ChemoCentryx	Chemokine CCR2 Receptor Antagonist	2	Active
Eli Lilly	Transforming Growth Factor B – Monoclonal Ab (IV) MR Antagonist	2 2	Terminated Active
Bayer Healthcare	MR Antagonist	2	Active

NephroGenex 28

Date Development Stage Therapeutic Area Acquirer Acquired Transaction Market Value 7/01/2014 Phase 3 CNS Paratek Pharma Transcept Pharma $289.9 M 12/19/2014 Phase 3 Cardiovascular Jazz Pharma Gentium $860.4 M 7/30/2014 Phase 3 Infectious Diseases Cubist Pharma Optimer Pharma $674.0 M 5/28/2013 Phase 3 Metabolism endocrine Astra Zeneca Omthera Pharma $429.3 M 4/24/2013 Phase 3 Metabolism endocrine Opko Health Prolor Biotech $454.7 M Announced 11/24/14 (pending) Phase 3 Duchenne Muscular Dystrophy BioMarin Prosensa H.N.V. $680.0 M Recent Phase 3 M&A Transactions 29 Note: For illustrative purposes only and no inference should be drawn that the Company will participate in an M&A transaction.